AXIS Capital Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

AXIS Capital Holdings Limited
92 Pitts Bay Road
Pembroke HM 08 Bermuda

Contact Information:
Linda Ventresca
Investor Relations
441 405 2727
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

AXIS Capital Holdings Limited
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION

Unless otherwise noted, all data is in thousands, except for per share amounts and ratio information.

•	All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2014.

•	Amounts may not reconcile exactly due to rounding differences.

•
During the second quarter of 2015, AXIS Capital Holdings Limited (the "Company") early adopted the Accounting Standard Update (“ASU”) 2015-02, “Amendments to the Consolidation Analysis” issued by the Financial Accounting Standards Board. The adoption of this amended accounting guidance resulted in the Company concluding that it is no longer required to consolidate the results of operations and the financial position of AXIS Ventures Reinsurance Limited (“Ventures Re”), a Bermuda domiciled insurer. The Company adopted this revised accounting guidance using the modified retrospective approach and ceased to consolidate Ventures Re effective as of January 1, 2015. The first quarter 2015 results have been adjusted to reflect the adoption of this guidance throughout this document. There was no impact from the adoption of ASU 2015-02 on the Company’s cumulative retained earnings.

•	NM - Not meaningful; NA - Not applicable
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair market value of our investment portfolio, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, equity securities' prices, credit spreads and foreign currency rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

•	the occurrence and magnitude of natural and man-made disasters,

•	actual claims exceeding our loss reserves,

•	general economic, capital and credit market conditions,

•	the failure of any of the loss limitation methods we employ,

•	the effects of emerging claims, coverage and regulatory issues, including uncertainty related to coverage definitions, limits, terms and conditions,

•	the failure of our cedants to adequately evaluate risks,

•	inability to obtain additional capital on favorable terms, or at all,

•	the loss of one or more key executives,

•	a decline in our ratings with rating agencies,

•	loss of business provided to us by our major brokers,

•	changes in accounting policies or practices,

•	the use of industry catastrophe models and changes to these models,

•	changes in governmental regulations,

•	increased competition,

•	changes in the political environment of certain countries in which we operate or underwrite business,

•	fluctuations in interest rates, credit spreads, equity securities' prices and/or currency values,

•	the failure to complete our amalgamation with PartnerRe Ltd., and

•	the other factors set forth in our most recent report on Form 10-K, Form 10-Q and other documents on file with the Securities and Exchange Commission.
We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

i

AXIS Capital Holdings Limited
BASIS OF PRESENTATION
BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:
Property: provides physical loss or damage, business interruption and machinery breakdown coverage for virtually all types of property, including commercial buildings, residential premises, construction projects and onshore energy installations. This line of business consists of both primary and excess risks, some of which are catastrophe-exposed.
Marine: provides coverage for traditional marine classes, including offshore energy, cargo, liability, recreational marine, fine art, specie, hull and war. Offshore energy coverage includes physical damage, business interruption, operators extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases.
Terrorism: provides coverage for physical damage and business interruption of an insured following an act of terrorism.
Aviation: provides hull and liability and specific war coverage primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.
Credit and Political Risk: provides credit and political risk insurance products for banks and corporations. Coverage is provided for a range of risks including sovereign default, credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events. The credit insurance coverage is primarily for lenders seeking to mitigate the risk of non-payment from their borrowers in emerging markets. For the credit insurance contracts, it is necessary for the buyer of the insurance (most often a bank) to hold an insured asset (most often an underlying loan) in order to claim compensation under the insurance contract.
Professional Lines: provides coverage for directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity, medical malpractice and other financial insurance related coverages for commercial enterprises, financial institutions and not-for-profit organizations. This business is predominantly written on a claims-made basis.
Liability: primarily targets primary and low/mid-level excess and umbrella commercial liability risks in the U.S. wholesale and retail markets. Target industry sectors include construction, manufacturing, transportation and trucking and other services. We also target middle to high excess liability business in the London and Bermuda wholesale markets and primary and excess business in the Canadian market place.
Accident and Health: includes accidental death, travel insurance and specialty health products for employer and affinity groups, as well as accident and health reinsurance for catastrophic or per life events on a quota share and/or excess of loss basis, with aggregate and/or per person deductibles.

ii

AXIS Capital Holdings Limited
BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides non-life reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:

Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The exposure in the underlying policies is principally property exposure but also covers other exposures including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. We underwrite catastrophe reinsurance principally on an excess of loss basis.

Property: provides coverage for property damage and related losses resulting from natural and man-made perils contained in underlying personal and commercial policies. While our predominant exposure is to property damage, other risks, including business interruption and other non-property losses, may also be covered when arising from a covered peril. While our most significant exposures typically relate to losses from windstorms, tornadoes and earthquakes, we are also exposed to other perils such as freezes, riots, floods, industrial explosions, fires, hail and a number of other loss events. We assume business on both a proportional and excess of loss basis.

Professional Lines: covers directors’ and officers’ liability, employment practices liability, medical malpractice, professional indemnity, environmental liability and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. Business is written on both a proportional and excess of loss basis.

Credit and Surety: consists of reinsurance of trade credit insurance products and includes both proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Also included in this line of business is coverage for losses arising from a broad array of surety bonds issued by insurers to satisfy regulatory demands or contract obligations in a variety of jurisdictions around the world.

Motor: provides coverage to cedants for motor liability and property damage losses arising out of any one occurrence. The occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence.

Liability: provides coverage to insurers of standard casualty business, excess and surplus casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, although workers' compensation and auto liability are also written.

Agriculture: provides coverage for risks associated with the production of food and fiber on a global basis for primary insurance companies writing multi-peril crop insurance, crop hail, and named peril covers, as well as custom risk transfer mechanisms for agricultural dependent industries with exposures to crop yield and/or price deviations. We provide both proportional and aggregate stop loss reinsurance.

Engineering: provides coverage for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes coverage for losses arising from operational failures of machinery, plant and equipment and electronic equipment as well as business interruption.

Other: includes aviation, marine and personal accident reinsurance.

The reinsurance segment also writes, primarily derivative based, risk management products designed to address weather and commodity price risks. The majority of these contracts cover the risk of variations in quantifiable weather-related phenomenon, such as temperature. In general, the portfolio of such derivatives is of short duration, with contracts being predominately seasonal in nature.

iii

AXIS Capital Holdings Limited
FINANCIAL HIGHLIGHTS

		Quarter ended June 30,				Six months ended June 30,
		2015	2014	Change		2015	2014	Change

HIGHLIGHTS	Gross premiums written	$1,188,413	$1,231,279	(3.5%)		$2,867,345	$3,052,678	(6.1%)
	Gross premiums written - Insurance	64.0%	61.2%	2.8	pts	47.6%	44.4%	3.2	pts
	Gross premiums written - Reinsurance	36.0%	38.8%	(2.8)	pts	52.4%	55.6%	(3.2)	pts
	Net premiums written	$946,544	$1,000,162	(5.4%)		$2,402,090	$2,664,746	(9.9%)
	Net premiums earned	$941,211	$1,000,400	(5.9%)		$1,845,264	$1,946,349	(5.2%)
	Net premiums earned - Insurance	48.1%	45.7%	2.4	pts	48.8%	46.6%	2.2	pts
	Net premiums earned - Reinsurance	51.9%	54.3%	(2.4)	pts	51.2%	53.4%	(2.2)	pts
	Net income available to common shareholders	$63,349	$190,664	(66.8%)		$219,153	$327,890	(33.2%)
	Operating income [a]	93,581	172,743	(45.8%)		229,653	309,811	(25.9%)
	Reserve for losses and loss expenses	9,693,440	9,805,988	(1.1%)		9,693,440	9,805,988	(1.1%)
	Total shareholders’ equity attributable to AXIS Capital	$5,948,558	$5,955,710	(0.1%)		$5,948,558	$5,955,710	(0.1%)

PER COMMON SHARE AND COMMON SHARE DATA	Basic earnings per common share	$0.63	$1.81	(65.2%)		$2.19	$3.06	(28.4%)
	Diluted earnings per common share	0.63	1.79	(64.8%)		2.17	3.03	(28.4%)
	Operating income per common share - diluted [b]	$0.93	$1.63	(42.9%)		$2.27	$2.86	(20.6%)
	Weighted average common shares outstanding	100,274	105,118	(4.6%)		100,093	107,075	(6.5%)
	Diluted weighted average common shares outstanding	101,160	106,289	(4.8%)		101,151	108,329	(6.6%)
	Book value per common share	$53.06	$51.28	3.5%		$53.06	$51.28	3.5%
	Diluted book value per common share (treasury stock method)	51.81	49.69	4.3%		51.81	49.69	4.3%
	Diluted tangible book value per common share (treasury stock method) [a]	50.83	48.85	4.1%		50.83	48.85	4.1%
	Accumulated dividends declared per common share	$9.56	$8.42	13.5%		$9.56	$8.42	13.5%

FINANCIAL RATIOS	ROACE [c]	4.7%	14.5%	(9.8)	pts	8.3%	12.5%	(4.2)	pts
	Operating ROACE [d]	7.0%	13.1%	(6.1)	pts	8.7%	11.8%	(3.1)	pts
	Net loss and loss expense ratio	61.6%	56.6%	5.0	pts	59.2%	57.0%	2.2	pts
	Acquisition cost ratio	19.5%	19.2%	0.3	pts	19.2%	18.7%	0.5	pts
	General and administrative expense ratio	15.8%	15.0%	0.8	pts	16.9%	15.6%	1.3	pts
	Combined ratio	96.9%	90.8%	6.1	pts	95.3%	91.3%	4.0	pts

INVESTMENT DATA	Total assets	$20,704,875	$21,446,457	(3.5%)		$20,704,875	$21,446,457	(3.5%)
	Total cash and invested assets [e]	14,674,872	15,532,343	(5.5%)		14,674,872	15,532,343	(5.5%)
	Net investment income	88,544	114,867	(22.9%)		180,651	197,610	(8.6%)
	Net realized investment gains (losses)	$(11,110)	$33,261	nm		$(53,662)	$43,882	nm
	Total return on cash and investments (inclusive of investment related foreign exchange movements) [f]	—%	1.6%	(1.6)	pts	0.7%	2.6%	(1.9)	pts
	Total return on cash and investments (exclusive of investment related foreign exchange movements) [f]	(0.3%)	1.5%	(1.8)	pts	1.0%	2.5%	(1.5)	pts
	Return on other investments [g]	1.6%	3.2%	(1.6)	pts	5.0%	4.8%	0.2	pts
	Book yield of fixed maturities	2.5%	2.5%	—	pts	2.5%	2.5%	—	pts

[a]
Operating income and diluted tangible book value per common share are “non-GAAP financial measures” as defined by Regulation G. See page 26 for reconciliation of operating income to net income available to common shareholders and diluted tangible book value per common share to diluted book value per common share.

[b]	Operating income per common share - diluted, is calculated by dividing operating income for the period by weighted average common shares and share equivalents.

[c]
Return on average common equity (“ROACE”) is calculated by dividing net income available to common shareholders for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Net income for the quarter-periods is annualized.

[d]
Operating ROACE, also a “non-GAAP financial measure”, is calculated by dividing operating income for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Operating income for the quarter-periods is annualized.

[e]
Total cash and invested assets represents the total cash, available for sale investments, mortgage loans, other investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

[f]	In calculating total return, we include net investment income, net realized investment gains (losses) and the change in unrealized gains (losses) generated by our average cash and investment balances.

[g]	Return on other investments is calculated by dividing other investment income by the average month-end other investment balances for the period.

AXIS Capital Holdings Limited
CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Q2 2013
UNDERWRITING REVENUES
Gross premiums written	$1,188,413	$1,678,932	$762,040	$896,814	$1,231,279	$1,219,805
Premiums ceded	(241,869)	(223,386)	(207,023)	(209,591)	(231,117)	(226,398)
Net premiums written	946,544	1,455,546	555,017	687,223	1,000,162	993,407

Gross premiums earned	1,158,755	1,114,311	1,164,355	1,160,577	1,194,367	1,139,904
Ceded premiums expensed	(217,544)	(210,258)	(205,838)	(194,439)	(193,967)	(194,031)
Net premiums earned	941,211	904,053	958,517	966,138	1,000,400	945,873
Other insurance related income (loss)	3,486	7,676	(11,818)	7,702	1,683	435
Total underwriting revenues	944,697	911,729	946,699	973,840	1,002,083	946,308

UNDERWRITING EXPENSES
Net losses and loss expenses	580,153	512,328	524,625	552,064	565,829	642,899
Acquisition costs	183,263	171,542	187,349	185,950	191,862	169,719
Underwriting-related general and administrative expenses [a]	124,433	127,069	122,005	122,362	117,811	123,769
Total underwriting expenses	887,849	810,939	833,979	860,376	875,502	936,387

UNDERWRITING INCOME [b]	56,848	100,790	112,720	113,464	126,581	9,921

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	88,544	92,107	78,595	66,562	114,867	83,112
Net realized investment gains (losses)	(11,110)	(42,553)	10,779	77,448	33,261	16,235
Interest expense and financing costs	(12,939)	(12,257)	(17,783)	(20,344)	(19,975)	(15,260)
Total other operating revenues	64,495	37,297	71,591	123,666	128,153	84,087

OTHER (EXPENSES) REVENUE
Foreign exchange (losses) gains	(22,108)	63,220	46,086	72,292	(9,705)	10,320
Corporate expenses [a]	(24,049)	(36,172)	(43,145)	(30,554)	(33,270)	(25,265)
Total other (expenses) revenues	(46,157)	27,048	2,941	41,738	(42,975)	(14,945)

INCOME BEFORE INCOME TAXES	75,186	165,135	187,252	278,868	211,759	79,063

Income tax (expense) benefit	(1,815)	690	(16,382)	4,098	(9,500)	4,662

NET INCOME	73,371	165,825	170,870	282,966	202,259	83,725

Amounts attributable (to) from noncontrolling interests	—	—	2,815	6,160	(1,573)	—

NET INCOME ATTRIBUTABLE TO AXIS CAPITAL	73,371	165,825	173,685	289,126	200,686	83,725

Preferred share dividends	(10,022)	(10,022)	(10,022)	(10,022)	(10,022)	(8,197)
Loss on repurchase of preferred shares	—	—	—	—	—	(3,081)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$63,349	$155,803	$163,663	$279,104	$190,664	$72,447

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	61.6%	56.7%	54.7%	57.1%	56.6%	68.0%
Acquisition cost ratio	19.5%	19.0%	19.5%	19.2%	19.2%	17.9%
General and administrative expense ratio [a]	15.8%	18.0%	17.3%	15.9%	15.0%	15.8%
Combined ratio	96.9%	93.7%	91.5%	92.2%	90.8%	101.7%

Weighted average basic shares outstanding	100,274	99,910	100,468	102,945	105,118	115,163
Weighted average diluted shares outstanding	101,160	101,139	102,038	104,247	106,289	116,671
Basic earnings per common share	$0.63	$1.56	$1.63	$2.71	$1.81	$0.63
Diluted earnings per common share	$0.63	$1.54	$1.60	$2.68	$1.79	$0.62
ROACE (annualized)	4.7%	11.8%	12.6%	21.2%	14.5%	5.6%
Operating ROACE (annualized)	7.0%	10.3%	9.3%	10.1%	13.1%	3.9%

[a]
Underwriting-related general and administrative expenses is a "non-GAAP financial measure" as defined in SEC Regulation G. Our total general and administrative expenses also include corporate expenses. Both underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

[b]
Group (or consolidated) underwriting income is also a "non-GAAP financial measure". Reconciliations of consolidated underwriting income to the nearest GAAP financial measure (income before income taxes) are presented above and on the following page.

AXIS Capital Holdings Limited
CONSOLIDATED STATEMENTS OF INCOME - YEAR TO DATE

	Six months ended June 30,			Year ended December 31,
	2015	2014	2013	2014	2013
UNDERWRITING REVENUES
Gross premiums written	$2,867,345	$3,052,678	$2,966,287	$4,711,519	$4,697,041
Premiums ceded	(465,255)	(387,932)	(402,441)	(804,544)	(768,841)
Net premiums written	2,402,090	2,664,746	2,563,846	3,906,975	3,928,200

Gross premiums earned	2,273,066	2,327,419	2,204,833	4,652,345	4,459,269
Ceded premiums expensed	(427,802)	(381,070)	(384,922)	(781,346)	(752,204)
Net premiums earned	1,845,264	1,946,349	1,819,911	3,870,999	3,707,065
Other insurance related income	11,162	4,766	1,030	650	4,424
Total underwriting revenues	1,856,426	1,951,115	1,820,941	3,871,649	3,711,489

UNDERWRITING EXPENSES
Net losses and loss expenses	1,092,481	1,110,036	1,081,313	2,186,722	2,134,195
Acquisition costs	354,805	363,899	315,209	737,197	664,191
Underwriting-related general and administrative expenses	251,502	241,834	243,698	486,201	485,134
Total underwriting expenses	1,698,788	1,715,769	1,640,220	3,410,120	3,283,520

UNDERWRITING INCOME	157,638	235,346	180,721	461,529	427,969

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	180,651	197,610	192,019	342,766	409,312
Net realized investment gains (losses)	(53,662)	43,882	60,713	132,108	75,564
Interest expense and financing costs	(25,196)	(36,569)	(31,095)	(74,695)	(61,979)
Total other operating revenues	101,793	204,923	221,637	400,179	422,897

OTHER (EXPENSES) REVENUE
Foreign exchange gains (losses)	41,112	(13,939)	45,201	104,439	(26,143)
Corporate expenses [a]	(60,221)	(61,976)	(46,810)	(135,675)	(90,256)
Total other expenses	(19,109)	(75,915)	(1,609)	(31,236)	(116,399)

INCOME BEFORE INCOME TAXES	240,322	364,354	400,749	830,472	734,467

Income tax expense	(1,125)	(13,625)	(5,469)	(25,908)	(7,002)

NET INCOME	239,197	350,729	395,280	804,564	727,465

Amounts attributable (to) from noncontrolling interests	—	(2,795)	—	6,181	—

NET INCOME ATTRIBUTABLE TO AXIS CAPITAL	239,197	347,934	395,280	810,745	727,465

Preferred share dividends	(20,044)	(20,044)	(16,938)	(40,088)	(40,474)
Loss on repurchase of preferred shares	—	—	(3,081)	—	(3,081)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$219,153	$327,890	$375,261	$770,657	$683,910

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	59.2%	57.0%	59.4%	56.5%	57.6%
Acquisition cost ratio	19.2%	18.7%	17.3%	19.0%	17.9%
General and administrative expense ratio [a]	16.9%	15.6%	16.0%	16.1%	15.5%
Combined ratio	95.3%	91.3%	92.7%	91.6%	91.0%

Weighted average basic shares outstanding	100,093	107,075	116,088	104,368	113,636
Weighted average diluted shares outstanding	101,151	108,329	117,660	105,713	115,328
Basic earnings per common share	$2.19	$3.06	$3.23	$7.38	$6.02
Diluted earnings per common share	$2.17	$3.03	$3.19	$7.29	$5.93
ROACE [b]	8.3%	12.5%	14.7%	14.8%	13.1%
Operating ROACE [b]	8.7%	11.8%	10.9%	10.8%	12.1%

[a]	Both underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

[b]	Annualized for the six-month periods.

AXIS Capital Holdings Limited
CONSOLIDATED SEGMENT DATA

	Quarter ended June 30, 2015			Six months ended June 30, 2015
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$761,126	$427,287	$1,188,413	$1,363,850	$1,503,495	$2,867,345
Net premiums written	534,263	412,281	946,544	971,004	1,431,086	2,402,090

Gross premiums earned	649,053	509,702	1,158,755	1,287,401	985,665	2,273,066
Ceded premiums expensed	(196,731)	(20,813)	(217,544)	(387,612)	(40,190)	(427,802)
Net premiums earned	452,322	488,889	941,211	899,789	945,475	1,845,264
Other insurance related income	269	3,217	3,486	269	10,893	11,162
Total underwriting revenues	452,591	492,106	944,697	900,058	956,368	1,856,426

UNDERWRITING EXPENSES
Net losses and loss expenses	297,534	282,619	580,153	583,307	509,174	1,092,481
Acquisition costs	66,920	116,343	183,263	131,375	223,430	354,805
Underwriting-related general and administrative expenses	88,420	36,013	124,433	176,109	75,393	251,502
Total underwriting expenses	452,874	434,975	887,849	890,791	807,997	1,698,788

UNDERWRITING INCOME (LOSS)	$(283)	$57,131	$56,848	$9,267	$148,371	$157,638

KEY RATIOS
Current accident year loss ratio	69.2%	67.9%	68.5%	66.9%	64.6%	65.7%
Prior period reserve development	(3.4%)	(10.1%)	(6.9%)	(2.1%)	(10.7%)	(6.5%)
Net loss and loss expense ratio	65.8%	57.8%	61.6%	64.8%	53.9%	59.2%
Acquisition cost ratio	14.8%	23.8%	19.5%	14.6%	23.6%	19.2%
Underwriting-related general and administrative expense ratio	19.5%	7.4%	13.2%	19.6%	8.0%	13.6%
Corporate expense ratio			2.6%			3.3%
Combined ratio	100.1%	89.0%	96.9%	99.0%	85.5%	95.3%

AXIS Capital Holdings Limited
GROSS PREMIUM WRITTEN BY SEGMENT BY LINE OF BUSINESS

							Six months ended June 30,
	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Q2 2013	2015	2014

INSURANCE SEGMENT
Property	$196,817	$129,624	$153,563	$143,236	$207,788	$228,741	$326,441	$347,717
Marine	85,483	91,586	26,236	41,529	84,833	88,047	177,068	170,555
Terrorism	6,610	7,935	10,194	11,055	9,478	9,478	14,545	16,456
Aviation	9,519	10,014	26,601	17,735	10,568	12,321	19,533	13,285
Credit and Political Risk	12,981	8,117	16,100	3,782	7,179	19,537	21,098	25,486
Professional Lines	251,730	150,422	267,950	196,576	244,011	262,611	402,152	398,259
Liability	112,870	82,667	92,608	94,833	106,643	104,952	195,538	181,009
Accident and Health	85,116	122,359	31,061	46,537	83,610	55,368	207,475	203,064
TOTAL INSURANCE SEGMENT	761,126	602,724	624,313	555,283	754,110	781,055	1,363,850	1,355,831

REINSURANCE SEGMENT
Catastrophe	95,653	131,216	13,101	71,319	117,245	138,461	226,869	288,505
Property	58,258	182,012	4,099	45,030	61,027	63,457	240,270	300,646
Professional Lines	94,152	65,024	69,236	51,007	104,801	57,406	159,176	173,021
Credit and Surety	16,210	191,357	6,104	23,933	20,359	20,327	207,568	228,827
Motor	14,196	297,690	5,152	9,445	2,676	16,557	311,886	276,696
Liability	57,730	89,772	34,769	145,488	82,566	78,868	147,502	185,210
Agriculture	72,709	69,729	(3,577)	(10,206)	76,665	55,319	142,438	179,830
Engineering	15,707	38,059	7,589	2,579	8,772	5,741	53,767	45,282
Other	2,672	11,349	1,254	2,936	3,058	2,614	14,019	18,830
TOTAL REINSURANCE SEGMENT	427,287	1,076,208	137,727	341,531	477,169	438,750	1,503,495	1,696,847

CONSOLIDATED TOTAL	$1,188,413	$1,678,932	$762,040	$896,814	$1,231,279	$1,219,805	$2,867,345	$3,052,678

AXIS Capital Holdings Limited
INSURANCE SEGMENT DATA - QUARTERLY

	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Q2 2013
UNDERWRITING REVENUES
Gross premiums written	$761,126	$602,724	$624,313	$555,283	$754,110	$781,055
Net premiums written	534,263	436,740	418,150	363,571	541,097	559,584

Gross premiums earned	649,053	638,348	655,199	643,864	641,335	611,585
Ceded premiums expensed	(196,731)	(190,881)	(193,339)	(182,059)	(183,665)	(189,240)
Net premiums earned	452,322	447,467	461,860	461,805	457,670	422,345
Other insurance related income (loss)	269	—	(12)	—	—	435
Total underwriting revenues	452,591	447,467	461,848	461,805	457,670	422,780

UNDERWRITING EXPENSES
Net losses and loss expenses	297,534	285,773	272,787	289,207	290,466	330,992
Acquisition costs	66,920	64,455	71,444	71,264	71,039	58,749
General and administrative expenses	88,420	87,689	84,005	85,750	83,512	88,526
Total underwriting expenses	452,874	437,917	428,236	446,221	445,017	478,267

UNDERWRITING INCOME (LOSS)	$(283)	$9,550	$33,612	$15,584	$12,653	$(55,487)

KEY RATIOS
Current accident year loss ratio	69.2%	64.6%	61.2%	64.7%	70.7%	80.0%
Prior period reserve development	(3.4%)	(0.7%)	(2.1%)	(2.1%)	(7.2%)	(1.6%)
Net loss and loss expense ratio	65.8%	63.9%	59.1%	62.6%	63.5%	78.4%
Acquisition cost ratio	14.8%	14.4%	15.5%	15.4%	15.5%	13.9%
General and administrative expense ratio	19.5%	19.6%	18.1%	18.6%	18.2%	20.9%
Combined ratio	100.1%	97.9%	92.7%	96.6%	97.2%	113.2%

AXIS Capital Holdings Limited
REINSURANCE SEGMENT DATA - QUARTERLY

	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Q2 2013
UNDERWRITING REVENUES
Gross premiums written	$427,287	$1,076,208	$137,727	$341,531	$477,169	$438,750
Net premiums written	412,281	1,018,806	136,867	323,652	459,065	433,823

Gross premiums earned	509,702	475,963	509,156	516,713	553,032	528,319
Ceded premiums expensed	(20,813)	(19,377)	(12,499)	(12,380)	(10,302)	(4,791)
Net premiums earned	488,889	456,586	496,657	504,333	542,730	523,528
Other insurance related income (loss)	3,217	7,676	(11,806)	7,702	1,683	—
Total underwriting revenues	492,106	464,262	484,851	512,035	544,413	523,528

UNDERWRITING EXPENSES
Net losses and loss expenses	282,619	226,555	251,838	262,857	275,363	311,907
Acquisition costs	116,343	107,087	115,905	114,686	120,823	110,970
General and administrative expenses	36,013	39,380	38,000	36,612	34,299	35,243
Total underwriting expenses	434,975	373,022	405,743	414,155	430,485	458,120

UNDERWRITING INCOME	$57,131	$91,240	$79,108	$97,880	$113,928	$65,408

KEY RATIOS
Current accident year loss ratio	67.9%	61.2%	62.0%	63.0%	60.4%	66.3%
Prior period reserve development	(10.1%)	(11.6%)	(11.3%)	(10.9%)	(9.7%)	(6.7%)
Net loss and loss expense ratio	57.8%	49.6%	50.7%	52.1%	50.7%	59.6%
Acquisition cost ratio	23.8%	23.5%	23.3%	22.7%	22.3%	21.2%
General and administrative expense ratio	7.4%	8.6%	7.7%	7.3%	6.3%	6.7%
Combined ratio	89.0%	81.7%	81.7%	82.1%	79.3%	87.5%

AXIS Capital Holdings Limited
NET INVESTMENT INCOME - QUARTERLY AND YEAR TO DATE

							Six months ended June 30,
	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Q2 2013	2015	2014

Fixed maturities	$77,998	$66,088	$70,187	$74,996	$78,523	$74,503	$144,086	$151,480
Other investments	14,102	30,935	11,753	(3,384)	32,492	11,848	45,037	49,252
Equity securities	2,674	1,676	2,223	2,022	5,301	3,134	4,350	7,587
Mortgage loans	281	13	—	—	—	—	294	—
Cash and cash equivalents	1,678	1,099	2,409	2,081	6,183	1,265	2,777	7,046
Short-term investments	125	69	125	141	246	397	194	459

Gross investment income	96,858	99,880	86,697	75,856	122,745	91,147	196,738	215,824
Investment expense	(8,314)	(7,773)	(8,102)	(9,294)	(7,878)	(8,035)	(16,087)	(18,214)

Net investment income	$88,544	$92,107	$78,595	$66,562	$114,867	$83,112	$180,651	$197,610

AXIS Capital Holdings Limited
CONSOLIDATED BALANCE SHEETS

	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
	2015	2015	2014	2014	2014	2013
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$12,005,736	$12,012,894	$12,129,273	$12,444,684	$12,598,897	$11,644,912
Equity securities, available for sale, at fair value	659,181	601,329	567,707	629,502	744,760	618,795
Mortgage loans, held for investment, at amortized cost	79,606	9,935	—	—	—	—
Other investments, at fair value	853,101	939,006	965,465	946,836	1,044,492	962,315
Short-term investments, at fair value and amortized cost	30,618	38,373	107,534	114,428	100,166	45,904
Total investments	13,628,242	13,601,537	13,769,979	14,135,450	14,488,315	13,271,926
Cash and cash equivalents	1,180,059	1,183,782	1,209,695	1,407,811	1,189,403	1,116,248
Accrued interest receivable	78,409	79,706	83,070	91,777	91,278	95,098
Insurance and reinsurance premium balances receivable	2,394,037	2,255,036	1,808,620	2,112,906	2,422,983	2,166,982
Reinsurance recoverable on paid and unpaid losses	2,063,087	1,952,371	1,926,145	1,947,529	1,954,985	1,981,441
Deferred acquisition costs	594,863	616,785	466,987	556,723	623,573	543,069
Prepaid reinsurance premiums	387,639	357,042	351,441	351,488	337,608	331,528
Receivable for investments sold	1,304	13,432	169	6,472	366	1,399
Goodwill and intangible assets	101,053	88,508	88,960	88,740	90,025	91,370
Other assets	276,182	268,350	250,670	266,151	247,921	247,252
TOTAL ASSETS	$20,704,875	$20,416,549	$19,955,736	$20,965,047	$21,446,457	$19,846,313

LIABILITIES
Reserve for losses and loss expenses	$9,693,440	$9,443,222	$9,596,797	$9,751,903	$9,805,988	$9,342,817
Unearned premiums	3,324,578	3,287,920	2,735,376	3,142,055	3,411,108	3,209,055
Insurance and reinsurance balances payable	296,794	300,029	249,186	244,815	272,062	292,572
Senior notes	991,302	991,045	990,790	1,490,498	1,490,427	995,546
Payable for investments purchased	213,142	196,526	188,176	189,684	237,019	234,001
Other liabilities	237,061	220,644	315,471	265,968	221,348	210,375
TOTAL LIABILITIES	14,756,317	14,439,386	14,075,796	15,084,923	15,437,952	14,284,366

SHAREHOLDERS’ EQUITY
Preferred shares	627,843	627,843	627,843	627,843	627,843	627,843
Common shares	2,201	2,200	2,191	2,190	2,189	2,172
Additional paid-in capital	2,285,772	2,287,065	2,285,016	2,273,110	2,261,084	2,213,204
Accumulated other comprehensive income	(78,067)	(17,070)	(45,574)	22,935	272,664	24,755
Retained earnings	5,875,147	5,842,239	5,715,504	5,581,942	5,331,199	4,813,687
Treasury shares, at cost	(2,764,338)	(2,765,114)	(2,763,859)	(2,689,531)	(2,539,269)	(2,119,714)
TOTAL SHAREHOLDERS’ EQUITY ATTRIBUTABLE TO AXIS CAPITAL	5,948,558	5,977,163	5,821,121	5,818,489	5,955,710	5,561,947
Noncontrolling interests	—	—	58,819	61,635	52,795	—
TOTAL SHAREHOLDERS' EQUITY	5,948,558	5,977,163	5,879,940	5,880,124	6,008,505	5,561,947

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$20,704,875	$20,416,549	$19,955,736	$20,965,047	$21,446,457	$19,846,313

Basic common shares outstanding	100,284	100,219	99,426	100,827	103,906	111,588
Diluted common shares outstanding	102,690	102,924	102,577	104,073	107,228	115,631
Book value per common share	$53.06	$53.38	$52.23	$51.48	$51.28	$44.22
Diluted book value per common share	51.81	51.97	50.63	49.88	49.69	42.67
Diluted tangible book value per common share	$50.83	$51.11	$49.76	$49.02	$48.85	$41.88
Debt to total capital [a]	14.3%	14.2%	14.5%	20.4%	20.0%	15.2%
Debt and preferred equity to total capital	23.3%	23.2%	23.8%	29.0%	28.4%	24.8%

[a]
The debt to total capital ratio is calculated by dividing our senior notes by total capital. Total capital represents the sum of total shareholders’ equity attributable to AXIS Capital and our senior notes.

AXIS Capital Holdings Limited
CASH AND INVESTED ASSETS PORTFOLIO
At June 30, 2015

	Cost or Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Percentage
Fixed Maturities, available for sale
U.S. government and agency	$1,699,826	$3,731	$(20,448)	$1,683,109	11.5%
Non-U.S. government	958,293	6,242	(64,000)	900,535	6.1%
Corporate debt	4,444,087	32,273	(72,408)	4,403,952	30.0%
Agency RMBS	2,114,217	30,038	(9,279)	2,134,976	14.5%
CMBS	1,093,612	9,814	(3,856)	1,099,570	7.5%
Non-Agency RMBS	99,590	2,667	(983)	101,274	0.7%
ABS	1,429,667	3,372	(5,978)	1,427,061	9.7%
Municipals	254,074	3,405	(2,220)	255,259	1.7%
Total fixed maturities	12,093,366	91,542	(179,172)	12,005,736	81.7%

Equity securities, available for sale
Exchange traded funds	495,590	44,153	(3,763)	535,980	3.7%
Bond mutual funds	123,279	—	(78)	123,201	0.8%
Total equity securities	618,869	44,153	(3,841)	659,181	4.5%

Total available for sale investments	$12,712,235	$135,695	$(183,013)	12,664,917	86.2%

Mortgage loans, held for investment				79,606	0.5%

Other investments (see below)				853,101	5.8%

Short-term investments				30,618	0.4%

Total investments				13,628,242	92.9%

Cash and cash equivalents [a]				1,180,059	8.0%

Accrued interest receivable				78,409	0.5%

Net receivable/(payable) for investments sold (purchased)				(211,838)	(1.4%)

Total cash and invested assets				$14,674,872	100.0%

				Fair Value	Percentage
Other Investments:
Long/short equity funds				$192,622	22.6%
Multi-strategy funds				345,726	40.5%
Event-driven funds				147,236	17.3%
Leveraged bank loan funds				75	—%
Direct lending funds				73,628	8.6%
Real estate funds				3,000	0.4%
Collateralized loan obligations - equity tranches				90,814	10.6%
Total				$853,101	100.0%

[a]	Includes $191 million of restricted cash and cash equivalents.

AXIS Capital Holdings Limited
CASH AND INVESTED ASSETS COMPOSITION - QUARTERLY

	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Q2 2013
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities:
U.S. government and agency	11.5%	10.1%	10.9%	9.8%	10.3%	9.4%
Non-U.S. government	6.1%	5.9%	6.9%	7.4%	8.0%	8.3%
Corporate debt	30.0%	30.7%	29.3%	27.5%	27.5%	24.4%
MBS:
Agency RMBS	14.5%	14.9%	15.3%	13.7%	13.6%	16.4%
CMBS	7.5%	7.7%	7.4%	6.2%	6.0%	5.4%
Non-agency RMBS	0.7%	0.5%	0.5%	0.5%	0.5%	0.6%
ABS	9.7%	10.1%	9.8%	9.3%	8.4%	6.4%
Municipals	1.7%	1.4%	1.4%	6.1%	6.8%	10.8%

Total Fixed Maturities	81.7%	81.3%	81.5%	80.5%	81.1%	81.7%
Equity securities	4.5%	4.1%	4.0%	4.0%	4.8%	4.3%
Mortgage loans	0.5%	0.1%	—%	—%	—%	—%
Other investments	5.8%	6.3%	6.5%	6.1%	6.7%	6.8%
Short-term investments	0.4%	0.3%	0.6%	0.9%	0.6%	0.3%

Total Investments	92.9%	92.1%	92.6%	91.5%	93.2%	93.1%
Cash and cash equivalents	8.0%	8.6%	8.1%	9.1%	7.7%	7.8%
Accrued interest receivable	0.5%	0.5%	0.6%	0.6%	0.6%	0.7%
Net receivable/(payable) for investments sold or purchased	(1.4%)	(1.2%)	(1.3%)	(1.2%)	(1.5%)	(1.6%)
Total Cash and Invested Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY OF FIXED MATURITIES	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
U.S. government and agency	14.0%	12.4%	13.4%	12.2%	12.7%	11.5%
AAA	35.8%	36.9%	38.9%	35.5%	34.2%	35.8%
AA	10.5%	10.6%	8.5%	12.3%	12.6%	14.9%
A	18.4%	18.5%	18.2%	19.1%	19.7%	18.3%
BBB	12.3%	12.6%	12.5%	12.8%	12.8%	11.5%
Below BBB	9.0%	9.0%	8.5%	8.1%	8.0%	8.0%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE OF FIXED MATURITIES	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Within one year	4.5%	4.2%	3.5%	4.5%	4.0%	5.5%
From one to five years	36.4%	36.2%	40.3%	42.3%	43.7%	40.7%
From five to ten years	16.7%	16.8%	14.0%	14.4%	15.2%	17.6%
Above ten years	2.7%	2.0%	1.7%	2.0%	1.9%	0.9%
Asset-backed and mortgage-backed securities	39.7%	40.8%	40.5%	36.8%	35.2%	35.3%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities	2.5%	2.5%	2.5%	2.5%	2.5%	2.6%
Yield to maturity of fixed maturities	2.5%	2.2%	2.4%	2.3%	2.0%	2.4%
Average duration of fixed maturities (inclusive of duration hedges)	3.2 yrs	3.0 yrs	2.9 yrs	2.9 yrs	2.9 yrs	3.5 yrs
Average credit quality	AA-	AA-	AA-	AA-	AA-	AA-

AXIS Capital Holdings Limited
GEOGRAPHIC DISTRIBUTION OF FIXED MATURITIES AND EQUITIES
At June 30, 2015

			Corporate Debt
	Governments and Agencies		Financials	Non-Financials	Government Guaranteed	Total	Agency RMBS	Non-Agency RMBS/CMBS	ABS	Total Fixed Maturities	Equities		Total Fixed Maturities and Equities
Composition by country
Eurozone countries:
Germany	$—		$8,262	$64,566	$20,709	$93,537	$—	$—	$—	$93,537	$—		$93,537
Netherlands	9,978		18,167	58,135	—	76,302	—	2,650	—	88,930	—		88,930
Supranational [a]	83,663		—	—	—	—	—	—	—	83,663	—		83,663
Luxembourg	—		351	33,905	—	34,256	—	—	—	34,256	—		34,256
France	—		1,849	44,654	—	46,503	—	—	—	46,503	—		46,503
Ireland	—		5,454	12,151	—	17,605	—	—	4,929	22,534	—		22,534
Italy	—		2,842	13,145	—	15,987	—	—	—	15,987	—		15,987
Belgium	—		—	12,087	—	12,087	—	—	—	12,087	—		12,087
Spain	—		—	6,872	—	6,872	—	—	—	6,872	—		6,872
Austria	—		—	3,416	—	3,416	—	—	—	3,416	—		3,416
Slovenia	583		—	—	—	—	—	—	—	583	—		583
Other [b]	—		—	—	—	—	—	—	—	—	157,159		157,159
Total eurozone	94,224		36,925	248,931	20,709	306,565	—	2,650	4,929	408,368	157,159		565,527
Other concentrations:
United Kingdom	177,390		43,667	137,292	591	181,550	—	14,453	1,874	375,267	4,176		379,443
Canada	111,457		77,846	79,522	44,745	202,113	—	—	—	313,570	—		313,570
Australia	203,375		57,237	20,541	—	77,778	—	—	1,200	282,353	—		282,353
Mexico	60,334		—	19,287	—	19,287	—	—	—	79,621	—		79,621
Republic of Korea	48,504		—	9,675	—	9,675	—	—	—	58,179	—		58,179
Other	205,251		58,204	82,325	—	140,529	—	—	—	345,780	55,332	[c]	401,112
Total other concentrations	806,311		236,954	348,642	45,336	630,932	—	14,453	3,074	1,454,770	59,508		1,514,278

Total Non-U.S. concentrations	900,535		273,879	597,573	66,045	937,497	—	17,103	8,003	1,863,138	216,667		2,079,805

United States	1,613,649	[d]	1,408,115	2,058,340	—	3,466,455	2,134,976	1,183,741	1,419,058	9,817,879	442,514	[e]	10,260,393
United States agencies	69,460		—	—	—	—	—	—	—	69,460	—		69,460
United States local governments	255,259		—	—	—	—	—	—	—	255,259	—		255,259
Total U.S. concentrations	1,938,368		1,408,115	2,058,340	—	3,466,455	2,134,976	1,183,741	1,419,058	10,142,598	442,514		10,585,112

Totals	$2,838,903		$1,681,994	$2,655,913	$66,045	$4,403,952	$2,134,976	$1,200,844	$1,427,061	$12,005,736	$659,181		$12,664,917

[a]	Represents holdings of the European Investment Bank.

[b]
Represents holdings in two non-U.S. bond mutual funds with underlying exposure to primarily sovereign and corporate debt and one exchange-traded fund ("ETF"). The primary countries of risk for these underlying securities are countries within the eurozone.

[c]	Represents ETF’s designed to track indexes with primary underlying exposures to countries other than the United States and those within the eurozone.

[d]	Represents United States Treasuries.

[e]	Represents ETF’s designed to track the S&P 500, closed end funds with the United States as the primary country of risk and a U.S. bond mutual fund.

AXIS Capital Holdings Limited
CORPORATE DEBT COMPOSITION
At June 30, 2015

	Fair Value	% of Total Corporate Debt	% of Total Cash and Invested Assets
Composition by sector - Investment grade
Financial institutions:
U.S. banking	$1,009,808	22.9%	6.9%
Corporate/commercial finance	212,914	4.8%	1.5%
Foreign banking [a]	207,063	4.7%	1.4%
Insurance	108,209	2.5%	0.7%
Investment brokerage	27,071	0.6%	0.2%
Total financial institutions	1,565,065	35.5%	10.7%
Consumer non-cyclicals	391,005	8.9%	2.7%
Consumer cyclical	333,139	7.6%	2.3%
Communications	305,876	6.9%	2.1%
Industrials	201,080	4.6%	1.4%
Energy	169,811	3.9%	1.2%
Technology	127,591	2.9%	0.9%
Utilities	115,184	2.6%	0.8%
Transportation	79,178	1.8%	0.5%
Non-U.S. government guaranteed [b]	66,045	1.5%	0.5%
Total investment grade	3,353,974	76.2%	23.1%

Total non-investment grade	1,049,978	23.8%	6.9%

Total corporate debt	$4,403,952	100.0%	30.0%

[a]	Located in Canada, Australia, Japan, United Kingdom, Switzerland and Chile.

[b]	Includes $21 million from Germany. No other corporate debt guaranteed by a eurozone country.

AXIS Capital Holdings Limited
INVESTMENT PORTFOLIO
TEN LARGEST CORPORATE DEBT HOLDINGS
At June 30, 2015

	Amortized Cost	Net Unrealized Gain (Loss)	Fair Value	% of Total Fixed Maturities
ISSUER [a]
BANK OF AMERICA CORP	$143,880	$410	$144,290	1.2%
JP MORGAN CHASE & CO	133,359	22	133,381	1.1%
MORGAN STANLEY	122,827	1,646	124,473	1.0%
GOLDMAN SACHS GROUP	117,573	1,390	118,963	1.0%
VERIZON COMMUNICATIONS INC	76,972	(1,331)	75,641	0.6%
WELLS FARGO & COMPANY	75,614	(312)	75,302	0.6%
FORD MOTOR COMPANY	74,024	(1,037)	72,987	0.6%
DAIMLER AG	70,081	(1,214)	68,867	0.6%
COMCAST CORPORATION	64,294	68	64,362	0.5%
CAPITAL ONE FINANCIAL CORPORATION	$64,124	$(378)	$63,746	0.5%

[a]
The holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

AXIS Capital Holdings Limited
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION
At June 30, 2015

	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential MBS	$2,134,976	$20,199	$1,761	$27,251	$23,129	$28,934	$2,236,250
Commercial MBS	—	686,666	220,010	144,024	48,340	530	1,099,570
ABS	—	989,896	344,255	81,100	8,914	2,896	1,427,061

Total mortgage-backed and asset-backed securities	$2,134,976	$1,696,761	$566,026	$252,375	$80,383	$32,360	$4,762,881

Percentage of total	44.8%	35.6%	11.9%	5.3%	1.7%	0.7%	100.0%

AXIS Capital Holdings Limited
REINSURANCE RECOVERABLE ANALYSIS

	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Q2 2013
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$38,639	$23,788	$29,280	$31,460	$24,680	$35,648
Reinsurance	2,389	7,944	6,584	1,399	1,281	—
Total	$41,028	$31,732	$35,864	$32,859	$25,961	$35,648

Reinsurance recoverable on unpaid losses and loss expenses: OSLR
Insurance	$668,053	$576,718	$584,378	$608,304	$625,142	$635,089
Reinsurance	9,143	936	985	514	15	—
Total	$677,196	$577,654	$585,363	$608,818	$625,157	$635,089

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$1,327,163	$1,326,362	$1,320,518	$1,318,833	$1,319,543	$1,258,113
Reinsurance	34,889	33,509	2,023	5,244	2,725	69,897
Total	$1,362,052	$1,359,871	$1,322,541	$1,324,077	$1,322,268	$1,328,010

Provision against reinsurance recoverables:
Insurance	$(17,189)	$(16,886)	$(17,623)	$(18,225)	$(18,401)	$(17,306)
Reinsurance	—	—	—	—	—	—
Total	$(17,189)	$(16,886)	$(17,623)	$(18,225)	$(18,401)	$(17,306)

Net reinsurance recoverables:
Insurance	$2,016,666	$1,909,982	$1,916,553	$1,940,372	$1,950,964	$1,911,544
Reinsurance	46,421	42,389	9,592	7,157	4,021	69,897
Total	$2,063,087	$1,952,371	$1,926,145	$1,947,529	$1,954,985	$1,981,441

AXIS Capital Holdings Limited
REINSURANCE RECOVERABLE ANALYSIS
At June 30, 2015

Categories	Gross Recoverable	Collateral	Gross Recoverable Net of Collateral	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity Attributable to AXIS Capital	Provision Against Reinsurance Recoverable	Provision Against Reinsurance Recoverable as % of Gross Recoverable	Net Recoverable
Top 10 reinsurers based on gross recoverables	$1,538,699	$(18,360)	$1,520,339	76.2%	25.6%	$(12,381)	0.8%	$1,526,318
Other reinsurers balances > $20 million	244,931	(11,466)	233,465	11.7%	3.9%	(1,288)	0.5%	243,643
Other reinsurers balances < $20 million	296,646	(55,637)	241,009	12.1%	4.0%	(3,520)	1.2%	293,126
Total	$2,080,276	$(85,463)	$1,994,813	100.0%	33.5%	$(17,189)	0.8%	$2,063,087
At June 30, 2015, 98.3% (December 31, 2014: 98.5%) of our gross recoverables were collectible from reinsurers rated the equivalent of A- or better by internationally recognized rating agencies.

Top 10 Reinsurers (net of collateral)	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity Attributable to AXIS Capital
Transatlantic Reinsurance Company	13.0%	4.4%
Lloyd's of London	11.3%	3.8%
Swiss Reinsurance America Corporation	10.9%	3.7%
Partner Reinsurance Company of the US	10.5%	3.5%
Berkley Insurance Company	7.8%	2.6%
Ace Property & Casualty Insurance	5.2%	1.7%
Hannover Ruckversicherungs Aktiengesellschaft	4.9%	1.6%
Everest Reinsurance Company	4.7%	1.6%
XL Reinsurance America Inc	4.5%	1.5%
Liberty Mutual Insurance Company	3.4%	1.2%
	76.2%	25.6%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

	Quarter ended June 30, 2015			Six months ended June 30, 2015
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for unpaid losses and loss expenses

Beginning of period	$9,443,222	$(1,920,639)	$7,522,583	$9,596,797	$(1,890,280)	$7,706,517
Incurred	792,246	(212,093)	580,153	1,394,828	(302,347)	1,092,481
Paid	(622,263)	117,869	(504,394)	(1,201,556)	199,605	(1,001,951)
Foreign exchange and other	80,235	(7,196)	73,039	(96,629)	(29,037)	(125,666)

End of period [a]	$9,693,440	$(2,022,059)	$7,671,381	$9,693,440	$(2,022,059)	$7,671,381

[a]
At June 30, 2015, the gross reserve for losses and loss expenses included IBNR of $6,369 million, or 66%, of total gross reserves for loss and loss expenses. At December 31, 2014, the comparable amount was $6,311 million, or 66%.

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Quarter ended June 30, 2015			Six months ended June 30, 2015
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross losses paid	$365,887	$256,376	$622,263	$640,476	$561,080	$1,201,556
Reinsurance recoveries	(112,071)	(5,798)	(117,869)	(181,146)	(18,459)	(199,605)

Net losses paid	253,816	250,578	504,394	459,330	542,621	1,001,951

Change in:
Reported case reserves	110,735	(10,675)	100,060	135,623	(33,581)	102,042
IBNR	17,744	52,179	69,923	85,815	5,415	91,230
Reinsurance recoveries on unpaid loss and loss expense reserves	(84,761)	(9,463)	(94,224)	(97,461)	(5,281)	(102,742)

Total net incurred losses and loss expenses	$297,534	$282,619	$580,153	$583,307	$509,174	$1,092,481

Gross reserve for losses and loss expenses	$5,262,956	$4,430,484	$9,693,440	$5,262,956	$4,430,484	$9,693,440

Net favorable prior year reserve development	$15,421	$49,192	$64,613	$18,783	$101,896	$120,679

Key Ratios

Net paid to net incurred percentage	85.3%	88.7%	86.9%	78.7%	106.6%	91.7%

Net paid losses / Net premiums earned	56.1%	51.3%	53.6%	51.0%	57.4%	54.3%
Change in net loss and loss expense reserves / Net premiums earned	9.7%	6.5%	8.0%	13.8%	(3.5%)	4.9%
Net loss and loss expense ratio	65.8%	57.8%	61.6%	64.8%	53.9%	59.2%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
INSURANCE - QUARTERLY

	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Q2 2013

Gross losses paid	$365,887	$274,589	$400,408	$299,526	$323,513	$269,569
Reinsurance recoveries	(112,071)	(69,075)	(120,151)	(108,012)	(86,537)	(89,115)

Net losses paid	253,816	205,514	280,257	191,514	236,976	180,454

Change in:
Reported case reserves	110,735	24,888	(57,519)	(153)	101,943	144,059
IBNR	17,744	68,071	39,704	92,959	(5,143)	73,154
Reinsurance recoveries on unpaid loss and loss expense reserves	(84,761)	(12,700)	10,345	4,887	(43,310)	(66,675)

Total net incurred losses and loss expenses	$297,534	$285,773	$272,787	$289,207	$290,466	$330,992

Gross reserve for losses and loss expenses	$5,262,956	$5,112,243	$5,063,147	$5,117,053	$5,068,149	$4,771,435

Net favorable prior year reserve development	$15,421	$3,361	$9,676	$9,488	$32,963	$6,693

Key Ratios

Net paid to net incurred percentage	85.3%	71.9%	102.7%	66.2%	81.6%	54.5%

Net paid losses/Net premiums earned	56.1%	45.9%	60.7%	41.5%	51.8%	42.7%
Change in net loss and loss expense reserves / Net premiums earned	9.7%	18.0%	(1.6%)	21.1%	11.7%	35.7%
Net loss and loss expense ratio	65.8%	63.9%	59.1%	62.6%	63.5%	78.4%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
REINSURANCE - QUARTERLY

	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Q2 2013

Gross losses paid	$256,376	$304,704	$289,236	$226,319	$255,715	$236,602
Reinsurance recoveries	(5,798)	(12,661)	(5,213)	(475)	(183)	—

Net losses paid	250,578	292,043	284,023	225,844	255,532	236,602

Change in:
Reported case reserves	(10,675)	(22,906)	566	1,038	(55,460)	(3,577)
IBNR	52,179	(46,764)	(35,469)	39,008	72,706	81,998
Reinsurance recoveries on unpaid loss and loss expense reserves	(9,463)	4,182	2,718	(3,033)	2,585	(3,116)

Total net incurred losses and loss expenses	$282,619	$226,555	$251,838	$262,857	$275,363	$311,907

Gross reserve for losses and loss expenses	$4,430,484	$4,330,979	$4,533,650	$4,634,850	$4,737,839	$4,571,382

Net favorable prior year reserve development	$49,192	$52,705	$55,883	$55,050	$52,391	$35,422

Key Ratios

Net paid to net incurred percentage	88.7%	128.9%	112.8%	85.9%	92.8%	75.9%

Net paid losses / Net premiums earned	51.3%	64.0%	57.2%	44.8%	47.1%	45.2%
Change in net loss and loss expense reserves / Net premiums earned	6.5%	(14.3%)	(6.5%)	7.3%	3.6%	14.4%
Net loss and loss expense ratio	57.8%	50.8%	50.7%	52.1%	50.7%	59.6%

AXIS Capital Holdings Limited
NET PROBABLE MAXIMUM LOSSES TO CERTAIN PEAK INDUSTRY CATASTROPHE EXPOSURES - AS OF JULY 1, 2015

		Estimated Net Exposures (millions of U.S. dollars)
Territory	Peril	50 Year Return Period	100 Year Return Period	250 Year Return Period
Single zone, single event
Southeast	U.S. Hurricane	$515	$639	$796
Northeast	U.S. Hurricane	42	132	217
Mid-Atlantic	U.S. Hurricane	101	233	581
Gulf of Mexico	U.S. Hurricane	339	441	621
California	Earthquake	345	444	531
Europe	Windstorm	146	212	271
Japan	Earthquake	120	221	306
Japan	Windstorm	41	70	101
The above table shows our Probable Maximum Loss (“PML”) to a single natural peril catastrophe event within certain defined single zones which correspond to peak industry catastrophe exposures at July 1, 2015. The return period refers to the frequency with which losses of a given amount or greater are expected to occur. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Estimated losses from a modeled event are grouped into a single zone, as shown above, based on where the majority of the total estimated industry loss is expected to occur.
As indicated in the table above, our modeled single occurrence 1-in-100 year return period PML for a Southeast hurricane, net of reinsurance, is approximately $0.6 billion. According to our modeling, there is a one percent chance that on an annual basis, our losses incurred from a Southeast hurricane event could be in excess of $0.6 billion. Conversely, there is a 99% chance that on an annual basis, the loss from a Southeast hurricane will fall below $0.6 billion.
We have developed our PML estimates using multiple commercially available catastrophe vendor models, including AIR and RMS. We weight the use of these vendor models based upon our own judgment and experience, and include in our estimates non-modeled perils and other factors which we believe provide us with a more complete view of catastrophe risk.
A supplementary disclosure entitled “Overview of AXIS Natural Peril Catastrophe Risk Measurement and Management” dated August 3, 2011 is available in the Investor Information section of our website. This disclosure provides an overview of our PML methodology, including our approach to zonal aggregation, as well as information about zonal definitions commonly used by other external parties.
Our PML estimates are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. We aim to reduce the potential for model error in a number of ways, foremost by ensuring that management’s judgment supplements the model outputs. We also perform ongoing model validation both within our business units and through our catastrophe model validation unit. These validation procedures include sensitivity testing of models to understand their key variables and, where possible, back testing the model outputs to actual results.
Our estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in our own modeling, changes in our underwriting portfolios, changes to our reinsurance purchasing strategy and changes in foreign exchange rates.

AXIS Capital Holdings Limited
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP

	Quarter ended June 30,		Six months ended June 30,
	2015	2014	2015	2014

Net income available to common shareholders	$63,349	$190,664	$219,153	$327,890

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average shares outstanding - basic	100,274	105,118	100,093	107,075
Dilutive share equivalents:
Stock compensation plans	886	1,171	1,058	1,254
Weighted average shares outstanding - diluted	101,160	106,289	101,151	108,329

EARNINGS PER COMMON SHARE
Basic	$0.63	$1.81	$2.19	$3.06
Diluted	$0.63	$1.79	$2.17	$3.03

AXIS Capital Holdings Limited
EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARE ROLLFOWARD - QUARTERLY

	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Q2 2013

Net income available to common shareholders	$63,349	$155,803	$163,663	$279,104	$190,664	$72,447

COMMON SHARES OUTSTANDING
Common shares - at beginning of period	100,219	99,426	100,827	103,906	106,745	116,306
Shares issued, including those sourced from treasury	125	1,083	88	90	219	404
Shares repurchased for treasury	(60)	(290)	(1,489)	(3,169)	(3,058)	(5,122)
Common shares - at end of period	100,284	100,219	99,426	100,827	103,906	111,588

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average shares outstanding - basic	100,274	99,910	100,468	102,945	105,118	115,163
Dilutive share equivalents:
Stock compensation plans	886	1,229	1,570	1,302	1,171	1,508
Weighted average shares outstanding - diluted	101,160	101,139	102,038	104,247	106,289	116,671

EARNINGS PER COMMON SHARE
Basic	$0.63	$1.56	$1.63	$2.71	$1.81	$0.63
Diluted	$0.63	$1.54	$1.60	$2.68	$1.79	$0.62

AXIS Capital Holdings Limited
DILUTED BOOK VALUE PER COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At June 30, 2015

	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price				$53.37

Book value per common share		$5,320,715	100,284	$53.06

Dilutive securities: [b]
Restricted stocks			290	(0.16)
Restricted and phantom stock units			2,116	(1.09)
Diluted book value per common share		$5,320,715	102,690	$51.81

	At December 31, 2014

	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price				$51.09

Book value per common share		$5,193,278	99,426	$52.23

Dilutive securities: [b]
Restricted stocks			1,295	(0.67)
Options	$28.02		9	—
Restricted and phantom stock units			1,846	(0.93)
Diluted book value per common share		$5,193,278	102,577	$50.63

[a]
This method assumes that proceeds received upon exercise of options will be used to repurchase our common shares at the closing market price. Unvested restricted stocks and units and unrestricted phantom stock units are also added to determine the diluted common shares outstanding.

[b]	Excludes cash-settled restricted stock unit awards.

AXIS Capital Holdings Limited
OPERATING INCOME AND DILUTED TANGIBLE BOOK VALUE PER COMMON SHARE [a]

OPERATING INCOME	Quarter ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Net income available to common shareholders	$63,349	$190,664	$219,153	$327,890
Adjustment for:
Net realized (gains) losses	11,110	(33,261)	53,662	(43,882)
Associated tax impact	(1,558)	6,149	(2,116)	12,470
Foreign exchange losses (gains)	22,108	9,705	(41,112)	13,939
Associated tax impact	(1,428)	(514)	66	(606)
Operating income	$93,581	$172,743	$229,653	$309,811

Net earnings per share - diluted	$0.63	$1.79	$2.17	$3.03
Adjustment for:
Net realized (gains) losses	0.11	(0.31)	0.53	(0.41)
Associated tax impact	(0.02)	0.06	(0.02)	0.12
Foreign exchange losses (gains)	0.22	0.09	(0.41)	0.13
Associated tax impact	(0.01)	—	—	(0.01)
Operating income per share - diluted	$0.93	$1.63	$2.27	$2.86

Weighted average common shares and common share equivalents - diluted	101,160	106,289	101,151	108,329

Average common shareholders' equity	$5,335,018	$5,263,537	$5,256,997	$5,258,993

Annualized return on average common equity	4.7%	14.5%	8.3%	12.5%

Annualized operating return on average common equity	7.0%	13.1%	8.7%	11.8%

DILUTED TANGIBLE BOOK VALUE PER COMMON SHARE - TREASURY STOCK METHOD [b]
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
	2015	2015	2014	2014	2014	2013
Common shareholders' equity	$5,320,715	$5,349,320	$5,193,278	$5,190,646	$5,327,867	$4,934,104
Less: goodwill and intangible assets	(101,053)	(88,508)	(88,960)	(88,740)	(90,025)	(91,370)
Tangible common shareholders' equity	$5,219,662	$5,260,812	$5,104,318	$5,101,906	$5,237,842	$4,842,734

Outstanding diluted common shares, net of treasury shares	102,690	102,924	102,577	104,073	107,228	115,631

Diluted book value per common share	$51.81	$51.97	$50.63	$49.88	$49.69	$42.67

Diluted tangible book value per common share	$50.83	$51.11	$49.76	$49.02	$48.85	$41.88

[a]
Operating income and diluted tangible book value per common share are “non-GAAP financial measures” as defined by Regulation G. Reconciliations of operating income to net income available to common shareholders and diluted tangible book value per common share to diluted book value per common share are presented above.

[b]
This method assumes that proceeds received upon exercise of options will be used to repurchase our common shares at the closing market price. Unvested restricted stocks and units and unrestricted phantom stock units are also added to determine the diluted common shares outstanding. Cash-settled restricted stock unit awards are excluded.

AXIS Capital Holdings Limited
USE OF NON-GAAP FINANCIAL MEASURES

In this document, we present operating income, consolidated underwriting income, underwriting-related general and administrative expenses and diluted tangible book value per common share, which are “non-GAAP financial measures” as defined in Regulation G.

Operating income represents after-tax operational results without consideration of after-tax net realized investment gains (losses) and foreign exchange (losses) gains. We also present diluted operating earnings per share and operating return on average common equity ("operating ROACE"), which are derived from the non-GAAP operating income measure. Reconciliations of operating income, diluted operating earnings per share and operating ROACE to the nearest GAAP financial measures (based on net income available to common shareholders) are included on the 'Operating Income and Diluted Tangible Book Value per Common Share' section of this document.

Consolidated underwriting income is a pre-tax measure of underwriting profitability that takes into account net premiums earned and other insurance related income as revenues and net losses and loss expenses, acquisition costs and underwriting-related general and administrative costs as expenses. Underwriting-related general and administrative expenses include those general and administrative expenses that are incremental and/or directly attributable to our individual underwriting operations. While these measures are presented in the Segment Information footnote to our Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. A reconciliation of consolidated underwriting income to income before income taxes (the nearest GAAP financial measure) is included in the 'Consolidated Statements of Income - Quarterly' and 'Consolidated Statements of Income - Year to Date' sections of this document. Our total general and administrative expenses (the nearest GAAP financial measure to underwriting-related general and administrative expenses) also includes corporate expenses; the two components are separately presented in the 'Consolidated Statements of Income - Quarterly' and 'Consolidated Statements of Income - Year to Date' sections of this document.

Tangible book value is defined as common shareholders' equity excluding goodwill and intangible assets. Diluted tangible book value per common share uses this measure as the numerator, with the denominator being outstanding diluted common shares calculated under the treasury stock method. A reconciliation of diluted tangible book value per common share to diluted book value per common share (the nearest GAAP financial measure) is included in the 'Operating Income and Diluted Tangible Book Value per Common Share' section of this document.

We present our results of operations in the way we believe will be most meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. This includes the presentation of “operating income” (in total and on a per share basis), “annualized operating ROACE” (which is based on the “operating income” measure), "consolidated underwriting income" (which incorporates "underwriting-related general and administrative expenses") and diluted tangible book value per common share.

Operating Income

Although the investment of premiums to generate income and realized investment gains (or losses) is an integral part of our operations, the determination to realize investment gains (or losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (or losses) is somewhat opportunistic for many companies.

Foreign exchange (losses) gains in our Consolidated Statements of Operations are primarily driven by the impact of foreign exchange rate movements on net insurance-related liabilities. However, this movement is only one element of the overall impact of foreign exchange rate fluctuations on our financial position. In addition, we recognize unrealized foreign exchange (losses) gains on our available-for-sale investments in other comprehensive income and foreign exchange (losses) gains realized upon the sale of these investments in net realized investment (losses) gains. These unrealized and realized foreign exchange movements generally offset a large portion of the foreign exchange (losses) gains reported separately in earnings, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As such, the Consolidated Statements of Operations foreign exchange (losses) gains in isolation are not a fair representation of the performance of our business.

In this regard, certain users of our financial statements evaluate earnings excluding after-tax net realized investment gains (losses) and foreign exchange (losses) gains to understand the profitability of recurring sources of income. We believe that showing net income available to common shareholders exclusive of net realized gains (losses) and foreign exchange (losses) gains reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analysis for the same reasons.

Consolidated Underwriting Income/Underwriting-Related General and Administrative Expenses

Corporate expenses include holding company costs necessary to support our worldwide (re)insurance operations and costs associated with operating as a publicly-traded company. As these costs are not incremental and/or directly attributable to our individual underwriting operations, we exclude them from underwriting-related general and administrative expenses and, therefore, consolidated underwriting income. Interest expense and financing costs primarily relate to interest payable on our senior notes and are excluded from consolidated underwriting income for the same reason.

We evaluate our underwriting results separately from the performance of our investment portfolio. As such, we believe it appropriate to exclude net investment income and net realized investment gains (losses) from our underwriting profitability measure.

As noted above, foreign exchange (losses) gains in our Consolidated Statements of Operations primarily relate to our net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange rate gains (losses) on our investment portfolio generally offset a large portion of the foreign exchange (losses) gains arising from our underwriting portfolio. As a result, we believe that foreign exchange (losses) gains are not a meaningful contributor to our underwriting performance and, therefore, exclude them from consolidated underwriting income. We believe that presentation of underwriting-related general and administrative expenses and consolidated underwriting income provides investors with an enhanced understanding of our results of operations, by highlighting the underlying pre-tax profitability of our underwriting activities.

Diluted Tangible Book Value per Common Share

Diluted tangible book value per common share removes certain effects of purchase accounting. We believe that this measure, in combination with diluted book value per common share, is useful in assessing value generated for our common shareholders.